Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended June 30, 2007

www.preit.com

NYSE: (PEI)

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

June 30, 2007

Table of Contents

Introduction

Company Information	1

Press Release Announcements	2

Market Capitalization and Capital Resources	3

Operating Results

Income Statement-Proportionate Consolidation Method - Three Months Ended June 30, 2007 and 2006	4

Income Statement-Proportionate Consolidation Method - Six Months Ended June 30, 2007 and 2006	5

Net Operating Income - Three Months Ended June 30, 2007 and 2006	6

Net Operating Income - Six Months Ended June 30, 2007 and 2006	7

Computation of Earnings per Share	8

Funds From Operations and Funds Available for Distribution	9

Operating Statistics

Leasing Activity Summary	10

Summarized Rent Per Square Foot and Occupancy Percentages	11

Mall Sales and Rents Per Square Foot	12

Mall Occupancy - Owned GLA	13

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages	14

Top Twenty Tenants	15

Lease Expirations	16

Gross Leasable Area Summary	17

Property Information	18

Balance Sheet

Balance Sheet - Proportionate Consolidation Method	21

Balance Sheet - Property Type	22

Investment in Real Estate	23

Property Redevelopment and Repositioning Summary	25

Development Property Summary	26

Capital Expenditures	27

Debt Analysis	28

Debt Schedule	29

Shareholder Information	30

Definitions	31

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including changes in interest rates or the possibility of war or terrorist attacks; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth above, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2006. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust (“PREIT” or “the Company”), founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. As of June 30, 2007, the Company’s retail portfolio, of approximately 33.7 million square feet, consisted of 57 properties including 38 shopping malls, 11 strip and power centers, eight properties under development, and one commercial office building. The Company’s properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Results for 2007 will be announced as follows (tentative dates):

Third Quarter 2007	October 30, 2007

Fourth Quarter 2007	February 27, 2008

Research Coverage

Company	Analyst	Phone Number
Green Street Advisors	Jim Sullivan	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah E. King	(212) 622-5670

Lehman Brothers	David Harris	(212) 526-1790

Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Mick Chiang	(212) 761-6385

Stifel Nicolaus	David M. Fick	(410) 539-0000
	Nathan Isbee	(410) 454-4143

UBS Securities	Jeffrey Spector	(212) 713-6144

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

May 22, 2007 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share and a regular dividend of $1.375 per share on its 11.00% senior preferred shares.

Acquisitions, dispositions, development and redevelopment activities:

May 15, 2007 PREIT announced it will begin the redevelopment of Plymouth Meeting Mall in Plymouth Meeting, Pennsylvania with a groundbreaking ceremony Wednesday, May 16, 2007.

April 25, 2007 PREIT announced redevelopment plans for Jacksonville Mall in Jacksonville, North Carolina, and North Hanover Mall in Hanover, Pennsylvania.

Financing activities:

June 21, 2007 PREIT announced that it intends to file a registration statement to cover the resale of the Company’s common shares that may be issued upon redemption of the 4.00% Exchangeable Senior Notes.

June 1, 2007 PREIT announced that its Board of Trustees approved the redemption of all of the Company’s outstanding 11% Non-Convertible Senior Preferred Shares.

May 21, 2007 PREIT completed a $150 million refinancing of The Mall at Prince Georges in Hyattsville, Maryland. The net proceeds were used to repay a portion of the amount outstanding under the Company’s credit facility and for general corporate purposes.

May 3, 2007 PREIT announced the pricing of a private offering of $250 million in 4.00% Exchangeable Senior Notes.

May 1, 2007 PREIT announced its operating subsidiary, PREIT Associates, L.P., commenced a private offering of $250 million aggregate principal amount of Senior Notes, and up to an additional $37.5 million aggregate principal amount may be issued at the option of the issuers.

Other activities:

July 10, 2007 PREIT scheduled its Second Quarter 2007 earnings call for Tuesday, July 31, 2007.

June 6, 2007 PREIT presented at REITWeek™ 2007 NAREIT Investor Forum.

May 31, 2007 PREIT held its Annual Meeting of Shareholders.

May 1, 2007 PREIT reported its results for the First Quarter 2007.

April 17, 2007 PREIT scheduled its First Quarter 2007 earnings call for Tuesday, May 1, 2007.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended June 30,		Year Ended December 31,
	2007	2006	2006	2005	2004
TRADING INFORMATION
High Price	$50.39	$43.91	$44.53	$50.20	$43.70
Low Price	$42.64	$36.75	$36.75	$35.24	$30.25
Average Daily Trading Volume	577,372	211,695	223,686	209,537	161,659

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	38,714	36,660	36,947	36,521	36,272
O.P. Units Outstanding	2,714	4,142	4,297	4,156	4,414

Total Shares and O.P. Units	41,428	40,802	41,244	40,677	40,686

Market Price (closing price at end of period)	$44.33	$40.37	$39.38	$37.36	$42.80

Equity Market Capitalization - Shares and O.P. Units	$1,836,485	$1,647,154	$1,606,325	$1,519,679	$1,741,349
Preferred Shares, Nominal Value	123,750	123,750	123,750	123,750	123,750

Total Equity Market Capitalization	1,960,235	1,770,904	1,730,075	1,643,429	1,865,099

DEBT CAPITALIZATION
Unsecured Debt Balance (1) (2)	323,648	300,000	333,148	436,900	271,000
Secured Debt Balance	1,843,748	1,617,389	1,789,511	1,523,745	1,326,127

Debt Capitalization	2,167,396	1,917,389	2,122,659	1,960,645	1,597,127

TOTAL MARKET CAPITALIZATION	$4,127,631	$3,688,293	$3,852,734	$3,604,074	$3,462,226

Preferred Shares/Total Market Capitalization	3.0%	3.4%	3.2%	3.4%	3.6%
Shares and O.P. Units/Total Market Capitalization	44.5%	44.7%	41.7%	42.2%	50.3%
Debt Capitalization/Total Market Capitalization	52.5%	52.0%	55.1%	54.4%	46.1%
Equity Capitalization/Total Market Capitalization	47.5%	48.0%	44.9%	45.6%	53.9%
Unsecured Debt Balance/Total Debt	14.9%	15.6%	15.7%	22.3%	17.0%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(3)	$0.493	$1.935	$2.075	$1.617
Section 1250 Gain	(3)	—	0.037	—	0.026
Return of Capital/Non-Taxable	(3)	0.077	0.308	0.175	0.517

Distributions per share	$0.570	$0.570	$2.280	$2.250	$2.160

Annualized Dividend Yield (4)	5.1%	5.6%	5.8%	6.0%	5.0%

CAPITAL RESOURCES

Cash on Hand	$12,578	$27,675	$18,727	$25,828	$45,949

Credit Facility (5)	500,000	500,000	500,000	500,000	500,000
Amount Outstanding	(35,000)	(300,000)	(332,000)	(342,500)	(271,000)
Letters of Credit	(14,839)	(22,328)	(24,803)	(10,485)	(8,055)

Available Line of Credit (6)	450,161	177,672	143,197	147,015	220,945

Shelf Registration	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Amount Used	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)

Available Shelf	655,854	655,854	655,854	655,854	655,854

TOTAL CAPITAL RESOURCES	$1,118,593	$861,201	$817,778	$828,697	$922,748

(1)	The unsecured debt balance includes $1,148, $1,148 and $94,400 of corporate notes payable as of June 30, 2007, December 31, 2006 and December 31, 2005, respectively.
(2)	The unsecured debt balance includes $287,500 in exchangeable senior notes as of June 30, 2007.
(3)	Tax status of 2007 dividend payments will be available in January 2008.
(4)	Based on closing stock price at the end of the period.
(5)	The unsecured Credit Facility may be increased to $650,000 under prescribed conditions.
(6)	The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended June 30, 2007 and 2006

Proportionate Consolidation Method (1)

(in thousands)

	Three months ended June 30, 2007				Three months ended June 30, 2006
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenues:
Base rents	$70,854	$5,878	$(1)	$76,731	$70,046	$5,904	$932	$76,882
Expense reimbursements	32,885	2,319	16	35,220	32,527	2,013	476	35,016
Percentage rents	1,542	11	—	1,553	1,625	10	1	1,636
Lease termination revenue	243	(1)	—	242	334	(37)	—	297
Other real estate revenues	3,996	254	—	4,250	4,421	224	85	4,730

TOTAL REAL ESTATE REVENUES	109,520	8,461	15	117,996	108,953	8,114	1,494	118,561

Property operating expenses:
CAM and real estate taxes	(30,992)	(1,735)	(7)	(32,734)	(30,209)	(1,581)	(464)	(32,254)
Utilities	(5,910)	(238)	—	(6,148)	(5,596)	(213)	(238)	(6,047)
Other property operating expenses	(5,679)	(501)	(24)	(6,204)	(6,522)	(682)	(123)	(7,327)

TOTAL PROPERTY OPERATING EXPENSES	(42,581)	(2,474)	(31)	(45,086)	(42,327)	(2,476)	(825)	(45,628)

NET OPERATING INCOME	66,939	5,987	(16)	72,910	66,626	5,638	669	72,933

Management company revenue	533	—	—	533	649	—	—	649
Interest and other income	484	—	—	484	496	—	—	496
Other expenses:
General and administrative expenses	(10,695)	—	—	(10,695)	(9,984)	—	—	(9,984)
Income taxes and other	(85)	—	—	(85)	(163)	—	—	(163)
Interest expense (2)	(23,661)	(3,107)	—	(26,768)	(24,468)	(2,433)	(302)	(27,203)
Depreciation and amortization	(32,453)	(1,711)	—	(34,164)	(30,588)	(1,857)	(388)	(32,833)

Subtotal	1,062	1,169	(16)	2,215	2,568	1,348	(21)	3,895
Equity in income of partnerships	1,169	(1,169)	—	—	1,348	(1,348)	—	—
Gains on sales of interest in real estate	579	—	—	579	—	—	—	—
Gains on sales of non-operating real estate	1,484	—	—	1,484	154	—	—	154
Minority interest	(405)	—	—	(405)	(185)	—	—	(185)

TOTAL CONTINUING OPERATIONS	3,889	—	(16)	3,873	3,885	—	(21)	3,864

Discontinued Operations:
Operating results from discontinued operations	(16)	—	16	—	(21)	—	21	—
Minority interest	2	—	—	2	(1)	—	—	(1)

TOTAL DISCONTINUED OPERATIONS	(14)	—	16	2	(22)	—	21	(1)

NET INCOME	3,875	—	—	3,875	3,863	—	—	3,863

Dividends on preferred shares	(3,403)	—	—	(3,403)	(3,403)	—	—	(3,403)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$472	$—	$—	$472	$460	$—	$—	$460

(1)	Total includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.
(2)	Capitalized interest expense of $3,884 and $1,911 is not included for the three months ended June 30, 2007 and June 30, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Six Months Ended June 30, 2007 and 2006

Proportionate Consolidation Method (1)

(in thousands)

	Six months ended June 30, 2007				Six months ended June 30, 2006
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenues:
Base rents	$141,753	$11,822	$543	$154,118	$140,265	$11,709	$1,871	$153,845
Expense reimbursements	67,659	4,474	436	72,569	65,593	3,917	1,060	70,570
Percentage rents	3,633	38	—	3,671	3,763	69	—	3,832
Lease termination revenue	718	2	—	720	2,144	118	152	2,414
Other real estate revenues	7,653	447	82	8,182	8,185	410	174	8,769

TOTAL REAL ESTATE REVENUES	221,416	16,783	1,061	239,260	219,950	16,223	3,257	239,430

Property operating expenses:
CAM and real estate taxes	(63,496)	(3,523)	(489)	(67,508)	(61,021)	(3,221)	(1,008)	(65,250)
Utilities	(12,169)	(446)	(259)	(12,874)	(11,079)	(432)	(521)	(12,032)
Other property operating expenses	(11,295)	(1,097)	(99)	(12,491)	(12,455)	(1,129)	(258)	(13,842)

TOTAL PROPERTY OPERATING EXPENSES	(86,960)	(5,066)	(847)	(92,873)	(84,555)	(4,782)	(1,787)	(91,124)

NET OPERATING INCOME	134,456	11,717	214	146,387	135,395	11,441	1,470	148,306

Management company revenue	973	—	—	973	1,287	—	—	1,287
Interest and other income	1,788	—	—	1,788	886	—	—	886
Other expenses:
General and administrative expenses	(21,426)	—	—	(21,426)	(20,250)	—	—	(20,250)
Executive separation	—	—	—	—	(3,985)	—	—	(3,985)
Income taxes and other	(411)	—	—	(411)	(241)	—	—	(241)
Interest expense (2)	(47,472)	(6,180)	(136)	(53,788)	(48,278)	(4,835)	(614)	(53,727)
Depreciation and amortization	(64,227)	(3,413)	(215)	(67,855)	(60,613)	(3,575)	(3,211)	(67,399)

Subtotal	3,681	2,124	(137)	5,668	4,201	3,031	(2,355)	7,232
Equity in income of partnerships	2,124	(2,124)	—	—	3,031	(3,031)	—	—
Gains on sales of interests in real estate	579	—	—	579	—	—	—	—
Gains on sales of non-operating real estate	1,484	—	—	1,484	215	—	—	215
Minority interest	(780)	—	—	(780)	(828)	—	—	(828)

TOTAL CONTINUING OPERATIONS	7,088	—	(137)	6,951	6,619	—	(2,355)	4,264

Discontinued Operations:
Operating results from discontinued operations	(137)	—	137	—	(2,355)	—	2,355	—
Gain on sale of discontinued operations	6,699	—	—	6,699	—	—	—	—
Minority interest	(690)	—	—	(690)	240	—	—	240

TOTAL DISCONTINUED OPERATIONS	5,872	—	137	6,009	(2,115)	—	2,355	240

NET INCOME	12,960	—	—	12,960	4,504	—	—	4,504

Dividends on preferred shares	(6,806)	—	—	(6,806)	(6,806)	—	—	(6,806)

NET INCOME AVAILABLE (LOSS ALLOCABLE) TO COMMON SHAREHOLDERS	$6,154	$—	$—	$6,154	$(2,302)	$—	$—	$(2,302)

(1)	Total includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.
(2)	Capitalized interest expense of $7,429 and $3,356 is not included for the six months ended June 30, 2007 and June 30, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended June 30, 2007 and 2006

(in thousands)

	Three months ended June 30, 2007			Three months ended June 30, 2006
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenues:
Base rents	$76,683	$48	$76,731	$75,904	$978	$76,882
Expense reimbursements	35,205	15	35,220	34,540	476	35,016
Percentage rents	1,553	—	1,553	1,635	1	1,636
Lease termination revenue	242	—	242	297	—	297
Other real estate revenues	4,248	2	4,250	4,645	85	4,730

TOTAL REAL ESTATE REVENUES	117,931	65	117,996	117,021	1,540	118,561

Property operating expenses:
CAM and real estate taxes	(32,719)	(15)	(32,734)	(31,785)	(469)	(32,254)
Utilities	(6,148)	—	(6,148)	(5,809)	(238)	(6,047)
Other property operating expenses	(6,179)	(25)	(6,204)	(7,205)	(122)	(7,327)

TOTAL PROPERTY OPERATING EXPENSES	(45,046)	(40)	(45,086)	(44,799)	(829)	(45,628)

NET OPERATING INCOME	$72,885	$25	$72,910	$72,222	$711	$72,933

	Three months ended June 30, 2007			Three months ended June 30, 2006
SAME STORE COMPARISON	Malls	Power and Strip Centers	Total	Malls	Power and Strip Centers	Total
Real estate revenues:
Base rents	$69,158	$7,525	$76,683	$68,461	$7,443	$75,904
Expense reimbursements	33,678	1,527	35,205	32,959	1,581	34,540
Percentage rents	1,542	11	1,553	1,621	14	1,635
Lease termination revenue	242	—	242	295	2	297
Other real estate revenues	4,193	55	4,248	4,602	43	4,645

TOTAL REAL ESTATE REVENUES	108,813	9,118	117,931	107,938	9,083	117,021

Property operating expenses:
CAM and real estate taxes	(31,082)	(1,637)	(32,719)	(30,236)	(1,549)	(31,785)
Utilities	(6,102)	(46)	(6,148)	(5,771)	(38)	(5,809)
Other property operating expenses	(5,898)	(281)	(6,179)	(6,884)	(321)	(7,205)

TOTAL PROPERTY OPERATING EXPENSES	(43,082)	(1,964)	(45,046)	(42,891)	(1,908)	(44,799)

NET OPERATING INCOME	$65,731	$7,154	$72,885	$65,047	$7,175	$72,222

(1)	Includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Six Months Ended June 30, 2007 and 2006

(in thousands)

	Six months ended June 30, 2007			Six months ended June 30, 2006
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenues:
Base rents	$153,475	$643	$154,118	$151,881	$1,964	$153,845
Expense reimbursements	72,133	436	72,569	69,510	1,060	70,570
Percentage rents	3,672	(1)	3,671	3,832	—	3,832
Lease termination revenue	720	—	720	2,263	151	2,414
Other real estate revenues	8,099	83	8,182	8,595	174	8,769

TOTAL REAL ESTATE REVENUES	238,099	1,161	239,260	236,081	3,349	239,430

Property operating expenses:
CAM and real estate taxes	(67,004)	(504)	(67,508)	(64,233)	(1,017)	(65,250)
Utilities	(12,614)	(260)	(12,874)	(11,512)	(520)	(12,032)
Other property operating expenses	(12,391)	(100)	(12,491)	(13,582)	(260)	(13,842)

TOTAL PROPERTY OPERATING EXPENSES	(92,009)	(864)	(92,873)	(89,327)	(1,797)	(91,124)

NET OPERATING INCOME	$146,090	$297	$146,387	$146,754	$1,552	$148,306

	Six months ended June 30, 2007			Six months ended June 30, 2006
SAME STORE COMPARISON	Malls	Power and Strip Centers	Total	Malls	Power and Strip Centers	Total
Real estate revenues:
Base rents	$138,519	$14,956	$153,475	$137,072	$14,809	$151,881
Expense reimbursements	68,749	3,384	72,133	66,305	3,205	69,510
Percentage rents	3,628	44	3,672	3,787	45	3,832
Lease termination revenue	718	2	720	2,261	2	2,263
Other real estate revenues	7,982	117	8,099	8,488	107	8,595

TOTAL REAL ESTATE REVENUES	219,596	18,503	238,099	217,913	18,168	236,081

Property operating expenses:
CAM and real estate taxes	(63,515)	(3,489)	(67,004)	(61,036)	(3,197)	(64,233)
Utilities	(12,528)	(86)	(12,614)	(11,432)	(80)	(11,512)
Other property operating expenses	(11,919)	(472)	(12,391)	(13,199)	(383)	(13,582)

TOTAL PROPERTY OPERATING EXPENSES	(87,962)	(4,047)	(92,009)	(85,667)	(3,660)	(89,327)

NET OPERATING INCOME	$131,634	$14,456	$146,090	$132,246	$14,508	$146,754

(1)	Includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2007	2006 (1)	2007	2006 (1)
Net income from continuing operations	$3,889	$3,885	$7,088	$6,619
Dividends on preferred shares	(3,403)	(3,403)	(6,806)	(6,806)

Net income (loss) from continuing operations allocable to common shareholders	486	482	282	(187)
Dividends on unvested restricted shares	(272)	(262)	(543)	(550)

Income (loss) from continuing operations used to calculate earnings per share - basic	214	220	(261)	(737)
Minority interest in properties-continuing operations	—	36	—	—

Income (loss) from continuing operations used to calculate earnings per share - diluted	$214	$256	$(261)	$(737)

Income (loss) from discontinued operations	$(14)	$(22)	$5,872	$(2,115)
Minority interest in properties-discontinued operations	—	—	—	—

Income (loss) from discontinued operations	$(14)	$(22)	$5,872	$(2,115)

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.01	$0.01	$(0.01)	$(0.02)
Income (loss) from discontinued operations	—	—	0.16	(0.06)

Income (loss) per share - basic	$0.01	$0.01	$0.15	$(0.08)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.01	$0.01	$(0.01)	$(0.02)
Income (loss) from discontinued operations	—	—	0.16	(0.06)

Income (loss) per share - diluted	$0.01	$0.01	$0.15	$(0.08)

Weighted average of common shares outstanding	37,547	36,649	37,279	36,609
Weighted average of unvested restricted stock	(477)	(466)	(461)	(467)

Weighted average shares outstanding - basic	37,070	36,183	36,818	36,142
Weighted average effect of common share equivalents (2)	437	527	—	—

Total weighted average shares outstanding - diluted	37,507	36,710	36,818	36,142

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)

Effect of common share equivalents are anti-dilutive due to the loss from continuing operations allocable to common shareholders, therefore the effect of common share equivalents is not included for the six months ended June 30, 2007 and 2006.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended June 30,			Six months ended June 30,		Year Ended December 31,
	2007		2006(1)	2007	2006(1)	2006(1)
FUNDS FROM OPERATIONS (FFO)
Net income	$3,875		$3,863	$12,960	$4,504	$28,021
Dividends on preferred shares	(3,403)		(3,403)	(6,806)	(6,806)	(13,613)

Net income available (loss allocable) to common shareholders	472		460	6,154	(2,302)	14,408
Minority interest	403		186	1,470	588	3,288
Gain on sale of interests in real estate	(579)		—	(579)	—	—
Gains on sales of interests in discontinued operations	—		—	(6,699)	—	(1,414)
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	31,881		30,027	63,096	59,506	121,090
Unconsolidated partnerships	1,711		1,857	3,413	3,575	7,017
Discontinued operations	—		388	215	3,211	3,871

FFO	$33,888		$32,918	$67,070	$64,578	$148,260

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$33,888		$32,918	$67,070	$64,578	$148,260
Adjustments:
Straight line rents	(389)		(714)	(955)	(1,360)	(2,918)
Recurring capital expenditures	(2,993)		(2,577)	(3,628)	(3,228)	(15,172)
Tenant allowances	(3,457)		(4,211)	(5,299)	(7,439)	(18,521)
Capitalized leasing costs	(1,188)		(1,086)	(2,492)	(2,343)	(4,613)
Amortization of debt premium	(3,152)		(3,364)	(6,599)	(7,148)	(13,821)
Amortization of above- and below- market lease intangibles	(85)		(71)	(80)	62	101

FAD	$22,624		$20,895	$48,017	$43,122	$93,316

Weighted average of common shares outstanding	37,070		36,183	36,818	36,142	36,256
Weighted average of O.P. Units outstanding	3,861		4,144	4,075	4,147	4,083

Weighted average shares and O.P. Units outstanding-basic	40,931		40,327	40,893	40,289	40,339
Weighted average effect of common share equivalents	437		527	445	595	599

Total weighted average shares outstanding, including O.P. Units	41,368		40,854	41,338	40,884	40,938

Net income (loss) per diluted share	$0.01		$0.01	$0.15	$(0.08)	$0.37

FFO per diluted share	$0.82		$0.81	$1.62	$1.58	$3.62
FAD per diluted share	$0.55		$0.51	$1.16	$1.05	$2.28

Dividend per Common Share	$0.57		$0.57	$1.14	$1.14	$2.28

PAYOUT RATIOS
Payout Ratio of FFO	62.7	%(3)
Payout Ratio of FAD	98.5	%(3)

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(3)	Twelve months ended June 30, 2007.

Pennsylvania Real Estate Investment Trust

2007 Leasing Activity Summary

	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	$ Change in Base Rent psf	% Change in Base Rent psf	Annualized Tenant Improvements psf (1)
Previously Leased Space:

1st Quarter	19	60,893	$29.86	$32.15	$2.30	7.7%	$0.54
2nd Quarter	29	72,929	25.61	30.94	5.33	20.8%	2.34

Total/Average	48	133,822	$27.54	$31.49	$3.95	14.8%	$1.52

Previously Vacant Space:

1st Quarter	37	235,070	$—	$23.54	$23.54	N/A	$6.83
2nd Quarter	48	169,889	—	26.05	26.05	N/A	4.49

Total/Average	85	404,959	$—	$24.59	$24.59	N/A	$5.85

Renewal (2):

1st Quarter	93	386,965	$18.42	$21.02	$2.60	14.1%	$0.11
2nd Quarter	107	223,891	26.93	29.45	2.52	9.4%	0.02

Total/Average	200	610,856	$21.54	$24.11	$2.57	12.4%	$0.07

Anchor Renewal:

1st Quarter	1	100,115	$2.98	$2.98	$—	0.0%	$—
2nd Quarter	3	247,882	2.03	2.03	—	0.0%	—

Total/Average	4	347,997	$2.31	$2.31	$—	0.0%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.
(2)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	June 30, 2007			June 30, 2006			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average (1)	$30.29	89.5%	86.5%	$29.81	89.3%	86.0%	1.6%	0.2%	0.5%
Power and Strip Centers weighted average	$16.04	96.0%	93.8%	$15.65	97.9%	96.7%	2.5%	-1.9%	-2.9%
Retail Portfolio weighted average	$27.06	90.3%	87.6%	$26.55	90.4%	87.7%	1.9%	-0.1%	-0.1%

Consolidated Properties	$28.27	89.8%	87.0%	$27.83	89.6%	86.5%	1.6%	0.2%	0.5%
Unconsolidated Properties	$21.95	94.9%	91.8%	$21.29	97.3%	95.7%	3.1%	-2.6%	-3.9%
Same Properties	$27.06	90.3%	87.6%	$26.55	90.4%	87.7%	1.9%	-0.1%	-0.1%

(1)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet was $13.14/sq ft as of June 30, 2007, and $13.05/sq ft as of June 30, 2006.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

		June 30, 2007			June 30, 2006			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	43.8%
Lehigh Valley Mall		$39.29	$490	11.8%	$37.95	$489	8.8%	3.5%	0.3%	3.0%
Cherry Hill Mall		41.20	478	13.7%	40.07	474	12.9%	2.8%	0.9%	0.8%
Patrick Henry Mall		36.65	477	10.1%	34.77	458	10.1%	5.4%	4.3%	0.0%
Woodland Mall		42.96	451	15.5%	44.25	374	20.0%	-2.9%	20.5%	-4.5%
Jacksonville Mall		30.20	450	9.6%	29.71	435	9.2%	1.7%	3.6%	0.4%
Willow Grove Park		41.00	446	13.5%	40.47	439	14.1%	1.3%	1.6%	-0.6%
The Mall at Prince Georges		32.14	438	12.2%	31.57	452	11.5%	1.8%	-3.1%	0.7%
Moorestown Mall		36.77	433	13.8%	34.36	409	14.1%	7.0%	5.8%	-0.4%
Dartmouth Mall		28.48	420	11.2%	27.89	425	10.7%	2.1%	-1.2%	0.5%
The Gallery at Market East		35.80	419	11.9%	34.93	408	12.0%	2.5%	2.7%	-0.1%
Sales per square foot between $350 - $400	20.7%
Exton Square		36.23	394	14.4%	35.90	381	14.8%	0.9%	3.5%	-0.4%
Springfield Mall		31.97	392	12.9%	32.37	390	13.4%	-1.2%	0.5%	-0.4%
Viewmont Mall		29.40	380	11.5%	30.37	373	11.1%	-3.2%	1.8%	0.4%
Valley View Mall		29.16	365	11.4%	28.97	344	11.1%	0.7%	6.1%	0.3%
Capital City Mall		31.80	365	11.1%	33.45	343	9.9%	-4.9%	6.1%	1.1%
Valley Mall		25.02	360	10.4%	23.51	343	12.1%	6.4%	5.1%	-1.8%
Francis Scott Key Mall		25.48	356	9.6%	25.65	322	10.4%	-0.7%	10.9%	-0.8%
Sales per square foot between $300 - $349	16.9%
Wyoming Valley Mall		29.27	348	11.6%	28.45	344	12.1%	2.9%	1.2%	-0.6%
Cumberland Mall		25.93	327	11.8%	25.19	344	11.3%	2.9%	-4.9%	0.5%
Palmer Park Mall		24.08	322	11.2%	22.26	306	9.9%	8.2%	5.2%	1.3%
Orlando Fashion Square		35.16	319	14.3%	33.35	336	13.8%	5.4%	-5.0%	0.6%
Magnolia Mall		25.35	311	12.2%	25.70	309	11.0%	-1.4%	0.5%	1.2%
South Mall		23.04	304	10.3%	22.45	305	11.2%	2.6%	-0.3%	-0.9%
Wiregrass Commons		25.05	303	10.5%	24.30	302	10.1%	3.1%	0.2%	0.4%
North Hanover Mall		23.34	301	10.8%	20.32	294	9.4%	14.9%	2.5%	1.4%
Logan Valley Mall		24.49	301	11.6%	24.00	302	12.8%	2.0%	-0.1%	-1.2%
Sales per square foot under $300	18.6%
New River Valley Mall		24.63	295	9.8%	23.13	283	9.6%	6.5%	4.4%	0.2%
Washington Crown Center		21.77	294	11.9%	23.27	293	11.7%	-6.5%	0.1%	0.3%
Nittany Mall		21.22	288	10.8%	21.28	265	11.0%	-0.2%	8.7%	-0.2%
Gadsden Mall		24.03	286	10.1%	23.90	278	11.2%	0.5%	3.1%	-1.1%
Crossroads Mall		20.38	285	9.8%	19.99	258	9.3%	1.9%	10.3%	0.6%
Uniontown Mall		21.09	280	10.5%	20.35	283	10.6%	3.6%	-1.1%	-0.1%
Plymouth Meeting Mall		30.24	278	13.2%	27.87	270	12.6%	8.5%	2.7%	0.6%
Phillipsburg Mall		25.14	277	12.6%	24.60	299	11.9%	2.2%	-7.4%	0.7%
Beaver Valley Mall		23.60	266	14.4%	24.55	257	13.4%	-3.9%	3.5%	1.0%
Lycoming Mall		19.85	259	11.0%	20.41	230	11.0%	-2.7%	12.4%	0.0%
Chambersburg Mall		19.90	241	11.2%	20.39	252	10.6%	-2.4%	-4.1%	0.6%
Voorhees Town Center		29.25	206	14.3%	28.98	207	14.5%	0.9%	-0.5%	-0.2%

Enclosed Malls weighted average		$30.29	$364	12.1%	$29.81	$351	12.0%	1.6%	3.5%	0.1%

Consolidated Properties		$29.81	$356	12.1%	$29.35	$344	12.1%	1.6%	3.7%	0.0%
Unconsolidated Properties		$36.42	$451	12.2%	$35.68	$449	10.4%	2.1%	0.5%	1.8%
Same Properties		$30.29	$364	12.1%	$29.81	$351	12.0%	1.6%	3.5%	0.1%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	June 30, 2007		June 30, 2006		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	90.1%	77.4%	90.7%	79.7%	-0.6%	-2.3%
Capital City Mall	96.9%	94.8%	91.9%	86.1%	5.0%	8.6%
Chambersburg Mall	88.9%	76.4%	92.0%	82.8%	-3.0%	-6.5%
Cherry Hill Mall (1) (2)	92.0%	92.0%	62.9%	94.6%	29.1%	-2.6%
Crossroads Mall	92.1%	81.8%	93.7%	85.4%	-1.6%	-3.6%
Cumberland Mall	97.6%	95.9%	97.9%	96.3%	-0.2%	-0.4%
Dartmouth Mall	96.3%	93.9%	96.3%	93.9%	0.0%	0.0%
Exton Square Mall	92.6%	83.9%	92.6%	83.7%	0.1%	0.2%
Francis Scott Key Mall (2)	95.5%	90.9%	97.1%	93.8%	-1.6%	-2.9%
Gadsden Mall	91.7%	80.6%	93.0%	83.5%	-1.3%	-3.0%
The Gallery at Market East (3)	41.5%	80.9%	87.0%	82.9%	-45.5%	-1.9%
Jacksonville Mall	94.6%	89.1%	95.8%	91.5%	-1.2%	-2.5%
Lehigh Valley Mall	95.8%	93.8%	95.3%	93.1%	0.4%	0.7%
Logan Valley Mall	97.3%	93.6%	96.6%	92.0%	0.7%	1.6%
Lycoming Mall (2)	96.6%	93.8%	96.8%	93.1%	-0.2%	0.7%
Magnolia Mall	94.2%	86.8%	93.7%	84.3%	0.5%	2.5%
Moorestown Mall	87.6%	70.9%	92.9%	83.7%	-5.3%	-12.8%
New River Valley Mall (2)	91.7%	86.1%	98.0%	96.0%	-6.4%	-10.0%
Nittany Mall	94.0%	87.8%	92.8%	85.3%	1.2%	2.4%
North Hanover Mall (2)	89.2%	78.4%	90.8%	74.3%	-1.5%	4.1%
Orlando Fashion Square	91.0%	80.8%	91.2%	81.3%	-0.2%	-0.4%
Palmer Park Mall	97.3%	91.3%	100.0%	100.0%	-2.7%	-8.7%
Patrick Henry Mall	97.9%	95.9%	92.9%	86.1%	5.1%	9.8%
Phillipsburg Mall	92.4%	82.6%	92.3%	82.1%	0.1%	0.5%
Plymouth Meeting Mall	80.2%	71.1%	86.3%	80.1%	-6.1%	-9.0%
The Mall at Prince Georges	97.1%	93.9%	95.6%	89.7%	1.6%	4.3%
South Mall	90.8%	82.7%	92.8%	86.4%	-2.0%	-3.7%
Springfield Mall	85.9%	85.9%	92.7%	92.7%	-6.8%	-6.8%
Uniontown Mall	94.2%	85.3%	94.2%	85.4%	0.0%	-0.1%
Valley Mall	97.5%	95.6%	98.8%	97.8%	-1.3%	-2.2%
Valley View Mall (2)	92.7%	89.9%	90.3%	85.9%	2.4%	3.9%
Viewmont Mall	98.7%	96.6%	99.2%	98.0%	-0.5%	-1.3%
Voorhees Town Center (2)	66.3%	65.7%	29.2%	48.4%	37.1%	17.3%
Washington Crown Center	90.4%	82.3%	89.0%	79.7%	1.4%	2.6%
Willow Grove Park (1)	68.7%	94.5%	66.0%	88.1%	2.7%	6.4%
Wiregrass Mall	83.3%	83.3%	80.6%	80.6%	2.8%	2.8%
Woodland Mall	87.0%	84.8%	85.9%	85.9%	1.1%	-1.2%
Wyoming Valley Mall	92.7%	79.4%	93.8%	82.4%	-1.1%	-3.0%

Enclosed Malls weighted average	89.5%	86.5%	89.3%	86.0%	0.2%	0.4%

Consolidated Properties	89.3%	86.5%	89.1%	85.9%	0.2%	0.6%
Unconsolidated Properties	92.8%	86.0%	94.4%	89.1%	-1.6%	-3.1%
Same Properties	89.5%	86.5%	89.3%	86.0%	0.2%	0.4%

(1)

The total occupancy percentages in 2006 for Cherry Hill Mall and 2006 and 2007 for Willow Grove Park include former Strawbridge’s which are currently vacant, pending redevelopment. These vacant department stores represent 33.5% and 29.0% of the owned mall GLA for Cherry Hill Mall and Willow Grove Park, respectively.

(2)

Reflects the decommissioning of space related to redevelopment activity. A space is decommissioned once tenant relocations have been completed and demolition/reconfiguration of the former space has commenced. Space is recommissioned once the first tenant in the new/reconfigured wing or area is open and the remaining space is in leasable condition.

(3)

The total occupancy percentages in 2007 for The Gallery at Market East include former Strawbridge’s which are currently vacant, pending redevelopment. This vacant department store represents 51.5% of the owned mall GLA for The Gallery at Market East.

Pennsylvania Real Estate Investment Trust

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages

	June 30, 2007			June 30, 2006			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Power and Strip Centers
Christiana Power Center	$20.83	100.0%	100.0%	$20.83	100.0%	100.0%	0.0%	0.0%	0.0%
Creekview Shopping Center	15.11	100.0%	100.0%	14.64	100.0%	100.0%	3.2%	0.0%	0.0%
Crest Plaza	16.94	96.6%	93.6%	16.89	96.6%	93.6%	0.3%	0.0%	0.0%
The Commons at Magnolia	13.10	90.6%	81.6%	13.72	98.9%	97.7%	-4.5%	-8.3%	-16.1%
Metroplex Shopping Center	19.10	100.0%	100.0%	19.09	100.0%	100.0%	0.0%	0.0%	0.0%
Northeast Tower Center	15.28	96.6%	94.4%	14.83	96.6%	94.4%	3.0%	0.0%	0.0%
The Court at Oxford Valley	16.07	97.1%	95.3%	15.89	100.0%	100.0%	1.1%	-2.9%	-4.7%
Paxton Towne Centre	15.52	93.5%	90.3%	15.24	93.5%	90.3%	1.9%	0.0%	0.0%
Red Rose Commons	13.86	99.2%	99.2%	13.86	99.2%	99.2%	0.0%	0.0%	0.0%
Springfield Park	21.73	90.9%	73.5%	21.49	87.8%	64.3%	1.1%	3.2%	9.2%
Whitehall Mall	11.62	90.9%	80.6%	10.40	98.8%	97.4%	11.7%	-7.9%	-16.8%

Weighted Average	$16.04	96.0%	93.8%	$15.65	97.9%	96.7%	2.5%	-1.9%	-2.9%

Consolidated Properties	$16.12	96.2%	93.7%	$15.85	96.9%	94.7%	1.7%	-0.7%	-1.0%

Unconsolidated Properties	$15.99	95.9%	93.8%	$15.51	98.7%	98.0%	3.1%	-2.8%	-4.2%

Same Properties	$16.04	96.0%	93.8%	$15.65	97.9%	96.7%	2.5%	-1.9%	-2.9%

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Stores	GLA	Number of Stores	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	51	649,076	4	33,106	55	682,182	$13,347	$12,431	4.07%
Limited Brands, Inc.	82	498,397	17	67,105	99	565,502	12,894	12,138	3.98%
Foot Locker, Inc.	79	418,796	2	7,486	81	426,282	8,880	8,398	2.75%
JC Penney Company, Inc.	23	2,281,660	6	824,327	29	3,105,987	6,999	6,999	2.29%
Zale Corporation	88	74,013	1	289	89	74,302	6,477	6,153	2.02%
Sears Holding Corporation	24	2,796,396	6	881,839	30	3,678,235	5,445	5,302	1.74%
American Eagle Outfitters, Inc.	32	181,794	2	8,813	34	190,607	4,965	4,754	1.56%
Sterling Jewelers, Inc.	44	65,635	0	—	44	65,635	4,745	4,558	1.49%
Transworld Entertainment Corp.	39	166,296	4	16,208	43	182,504	4,175	3,943	1.29%
Luxottica Group S.p.A.	54	129,300	1	548	55	129,848	4,122	3,840	1.26%
Regis Corporation	102	126,363	0	—	102	126,363	3,832	3,689	1.21%
Borders Group, Inc.	27	204,216	3	15,476	30	219,692	3,638	3,372	1.11%
Hallmark Cards, Inc.	39	155,016	4	18,198	43	173,214	3,351	3,243	1.06%
Dick’s Sporting Goods	6	294,958	1	45,000	7	339,958	4,095	3,218	1.05%
Pacific Sunwear of California	36	128,121	2	7,246	38	135,367	3,359	3,208	1.05%
The Finish Line, Inc.	32	147,784	5	26,523	37	174,307	3,239	3,187	1.04%
Genesco, Inc.	58	68,799	0	—	58	68,799	2,910	2,874	0.94%
Aeropostale, Inc.	34	115,732	0	—	34	115,732	2,994	2,843	0.93%
The Bon-Ton Dept. Stores, Inc.	13	1,008,613	0	—	13	1,008,613	2,768	2,768	0.91%
RadioShack	46	93,943	0	—	46	93,943	2,767	2,723	0.89%

Total Top 20 Tenants	909	9,604,908	58	1,952,164	967	11,557,072	$105,002	$99,641	32.65%

Total Retail Leases					3,389			$305,144	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust

Lease Expirations

(dollars in thousands except psf amounts)

Non-Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	131	332,063	2.8%	7,036	6,647	2.5%	21.19
2007	183	381,604	3.2%	9,787	9,146	3.4%	25.65
2008	481	1,267,304	10.6%	32,142	30,862	11.4%	25.36
2009	451	1,208,775	10.1%	30,983	30,041	11.1%	25.63
2010	449	1,486,295	12.4%	35,984	34,531	12.8%	24.21
2011	371	1,503,712	12.6%	36,191	32,394	12.0%	24.07
2012	268	1,067,899	8.9%	28,581	26,320	9.7%	26.76
2013	194	695,717	5.8%	16,494	15,278	5.6%	23.71
2014	154	542,386	4.5%	15,107	13,345	4.9%	27.85
2015	181	792,191	6.6%	20,410	18,059	6.7%	25.76
Thereafter	411	2,675,101	22.5%	57,911	53,995	19.9%	21.65

Total/Average	3,274	11,953,047	100.0%	$290,626	$270,619	100.0%	$24.31

Anchors(1)

	Gross Leasable Area			Annualized Minimum Rent
Lease Expiration Year (3)	Number of Leases Expiring	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	2	153,630	1.4%	$404	$404	1.2%	$2.63
2007	0	—	0.0%	—	—	0.0%	—
2008	11	883,801	7.8%	2,355	2,355	6.8%	2.66
2009	9	915,799	8.1%	2,614	2,222	6.4%	2.85
2010	20	1,886,419	16.8%	5,410	5,410	15.7%	2.87
2011	24	1,953,860	17.4%	6,693	5,570	16.1%	3.43
2012	9	889,626	7.9%	2,178	2,141	6.2%	2.45
2013	8	652,645	5.8%	3,217	3,217	9.3%	4.93
2014	6	662,582	5.9%	2,081	2,081	6.0%	3.14
2015	1	85,212	0.8%	469	469	1.4%	5.50
Thereafter	25	3,177,027	28.1%	11,997	10,657	30.9%	3.78

Total/Average	115	11,260,601	100.0%	$37,417	$34,525	100.0%	$3.32

(1)	Only includes owned space.
(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Summary as of June 30, 2007

	Owned GLA
	Anchors	Non-anchors	Total	GLA Not Owned	Total GLA
Malls (1)
Beaver Valley Mall	511,267	400,783	912,050	204,770	1,116,820
Capital City Mall	204,301	285,575	489,876	120,000	609,876
Chambersburg Mall	241,690	212,666	454,356	—	454,356
Cherry Hill Mall	—	520,354	520,354	478,885	999,239
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall	283,365	385,395	668,760	273,230	941,990
Dartmouth Mall	208,460	322,520	530,980	140,000	670,980
Exton Square	440,301	369,922	810,223	277,468	1,087,691
Francis Scott Key Mall	291,620	280,904	572,524	139,333	711,857
Gadsden Mall	274,060	203,242	477,302	—	477,302
The Gallery at Market East (2)	683,471	396,375	1,079,846	—	1,079,846
Jacksonville Mall	242,115	233,622	475,737	—	475,737
Lehigh Valley Mall	212,000	451,581	663,581	371,986	1,035,567
Logan Valley Mall	454,387	324,419	778,806	—	778,806
Lycoming Mall	321,441	380,954	702,395	120,000	822,395
Magnolia Mall	343,118	269,567	612,685	—	612,685
Moorestown Mall	408,356	303,564	711,920	321,200	1,033,120
New River Valley Mall	175,306	261,149	436,455	—	436,455
Nittany Mall	221,462	215,654	437,116	95,000	532,116
North Hanover Mall	156,308	155,022	311,330	—	311,330
Orlando Fashion Square	491,999	436,610	928,609	155,576	1,084,185
Palmer Park Mall	314,235	143,459	457,694	—	457,694
Patrick Henry Mall	279,619	294,941	574,560	140,000	714,560
Phillipsburg Mall	326,170	252,377	578,547	—	578,547
Plymouth Meeting Mall	188,429	410,632	599,061	214,635	813,696
The Mall at Prince Georges	479,619	434,721	914,340	—	914,340
South Mall	188,858	216,347	405,205	—	405,205
Springfield Mall	—	221,550	221,550	367,176	588,726
Uniontown Mall	421,378	276,816	698,194	—	698,194
Valley Mall	280,549	379,435	659,984	243,400	903,384
Valley View Mall	96,357	247,099	343,456	254,596	598,052
Viewmont Mall	386,262	238,383	624,645	120,000	744,645
Voorhees Town Center	4,404	230,164	234,568	396,783	631,351
Washington Crown Center	245,401	290,539	535,940	140,095	676,035
Willow Grove Park (3)	453,740	335,349	789,089	413,121	1,202,210
Wiregrass Commons	—	229,945	229,945	403,163	633,108
Woodland Mall	71,000	413,612	484,612	796,186	1,280,798
Wyoming Valley Mall	592,110	322,029	914,139	—	914,139

Total Malls (38 properties)	10,749,406	11,542,804	22,292,210	6,186,603	28,478,813

Power and Strip Centers
Christiana Power Center	190,814	111,595	302,409	—	302,409
Creekview Shopping Center	—	136,086	136,086	288,916	425,002
Crest Plaza Shopping Center	53,445	60,826	114,271	143,130	257,401
The Commons at Magnolia	50,571	52,915	103,486	126,200	229,686
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
Northeast Tower Center	119,388	182,536	301,924	175,311	477,235
The Court at Oxford Valley	176,831	280,032	456,863	247,623	704,486
Paxton Towne Centre	151,627	297,836	449,463	273,058	722,521
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	43,432	126,971	145,669	272,640
Whitehall Mall	294,635	262,384	557,019	—	557,019

Total Power and Strip Centers (11 properties)	1,188,035	2,101,370	3,289,405	1,900,226	5,189,631

CONSOLIDATED PROPERTIES	11,103,251	11,711,467	22,814,718	6,454,056	29,268,774
UNCONSOLIDATED PROPERTIES	834,190	1,932,707	2,766,897	1,632,773	4,399,670
TOTAL PROPERTIES	11,937,441	13,644,174	25,581,615	8,086,829	33,668,444

(1)	Does not include 108,100 sf at Westgate anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010.
(2)	Includes 556,200 square feet of anchor space subject to redevelopment plans.
(3)	Includes 228,740 square feet of anchor space under redevelopment.

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2007

Properties (1)	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Anchors / Majors Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	16	Boscov’s JC Penney Macy’s Sears	9/30/18 9/30/17 (2) 8/15/11

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	2	JC Penney Macy’s Sears	11/30/10 (2) 7/28/09

Chambersburg Mall Chambersburg, PA	100%	2003	1982	25	Bon-Ton JC Penney Sears Value City	1/28/11 3/31/12 2/9/10 8/31/07

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/1990	17	JC Penney Macy’s	(2) (2)

Crossroads Mall (3) Beckley, WV	100%	2003	1981	26	Belk JC Penney Sears	11/4/08 12/31/11 3/31/11

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	4	Boscov’s BJ’s Home Depot JC Penney Value City	(2) (2) 10/31/19 11/30/08 7/31/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	7	JC Penney Macy’s Sears	7/31/09 (2) 4/12/16

Exton Square (3) Exton, PA	100%	2003	1973/2000	7	Boscov’s JC Penney K-Mart Macy’s Sears	10/31/19 5/31/20 (2) (2) 1/31/20

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	16	JC Penney Macy’s Sears Value City	9/30/11 (2) 7/31/08 6/30/10

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	17	Belk Parisian Sears	2/19/11 7/31/14 3/5/09

The Gallery at Market East (3) (4) Philadelphia, PA	100%	2003	1977/1990	17	Burlington Coat Factory	2/28/32

Jacksonville Mall Jacksonville, NC	100%	2003	1981/1998	9	Belk JC Penney Sears	8/21/11 8/31/10 8/4/11

Lehigh Valley Mall (5) Allentown, PA	50%	1973	1977/1996	11	Boscov’s JC Penney Macy’s	(2) (2) 7/31/12

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	10	JC Penney Macy’s Sears	6/30/17 1/31/10 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/1990	17	Bon-Ton JC Penney Macy’s Sears Value City	7/31/11 10/31/10 (2) 7/31/08 7/31/08

Magnolia Mall Florence, SC	100%	1997	1979/1992	15	Belk Best Buy JC Penney Sears	1/31/11 1/31/13 3/31/12 10/16/09

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	3	JC Penney Macy’s Target	7/31/11 10/31/08 1/31/10

Moorestown Mall Moorestown, NJ	100%	2003	1963/2000	7	Boscov’s Lord & Taylor Macy’s Sears	10/31/10 (2) (2) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	0	Belk JC Penney Sears	4/19/11 3/31/08 8/2/08

Nittany Mall State College, PA	100%	2003	1968/1990	17	Bon-Ton JC Penney Macy’s Sears	1/31/08 7/31/10 (2) 8/31/10

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2007 (continued)

Properties (1)	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Anchors / Majors Tenants	Lease Expiration
North Hanover Mall Hanover, PA	100%	2003	1967/1999	8	JC Penney Sears	1/31/11 11/30/09

Orlando Fashion Square (3) Orlando, FL	100%	2004	1973/2003	4	Dillard’s JC Penney Macy’s Sears	1/31/14 4/30/13 10/31/71 (2)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	9	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	2	Dick’s Sporting Goods Dillard’s JC Penney Macy’s	1/31/22 9/22/13 10/31/15 (2)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	4	Bon-Ton JC Penney Kohl’s Sears	1/31/10 3/31/10 1/31/25 4/30/09

Plymouth Meeting Mall (3) Plymouth Meeting, PA	100%	2003	1966/1999	8	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (2)

South Mall Allentown, PA	100%	2003	1975/1992	15	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/11 1/31/11
Springfield Mall Springfield, PA	50%	2005	1974/1997	10	Macy’s TBD	(2) (2)

Uniontown Mall (3) Uniontown, PA	100%	2003	1972/1990	17	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/11 10/31/10 3/26/10 2/25/13 6/28/08 1/31/08

Valley Mall Hagerstown, MD	100%	2003	1974/1999	8	Bon-Ton JC Penney Macy’s Sears	1/31/14 10/3/09 (2) (2)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	6	Herberger’s JC Penney Macy’s Sears	(2) 7/31/10 (2) (2)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	1	JC Penney Macy’s Sears	10/31/10 (2) 12/31/10

Voorhees Town Center (3) Voorhees, NJ	100%	2003	1970/1998	9	Boscov’s Macy’s	(2) (2)

Washington Crown Center Washington, PA	100%	2003	1969/1999	8	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/10 7/24/13 (2) 8/17/09
Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	6	Bloomingdale’s Macy’s Sears	(2) 1/31/22 (2)

Wiregrass Commons (3) Dothan, AL	100%	2003	1986/1999	8	Dillard’s JC Penney McRae’s Parisian	(2) (2) (2) (2)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	9	JC Penney Kohl’s Macy’s Sears	(2) 1/31/19 (2) (2)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1974/2006	1	Bon-Ton JC Penney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/11

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2007 (continued)

Properties (1)	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Anchors / Majors Tenants	Lease Expiration
POWER CENTERS
Christiana Power Center Newark, DE	100%	1998	1998	9	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Creekview Shopping Center Warrington, PA	100%	1999	2001	6	Genuardi’s Lowe’s Target	12/31/21 (2) (2)

Metroplex Shopping Center (5) Plymouth Meeting, PA	50%	1999	2001	6	Giant Food Store Lowe’s Target	2/28/21 (2) (2)

Northeast Tower Center Philadelphia, PA	100%	1998	1997	10	Home Depot Raymour & Flanigan Wal-Mart	(2) (2) 1/31/14

The Court at Oxford Valley (5) Langhorne, PA	50%	1997	1996	11	Best Buy BJ’s Dick’s Sporting Goods Home Depot Linens N Things	12/31/11 (2) 4/15/11 (2) 2/14/17

Paxton Towne Centre Harrisburg, PA	100%	1999	2001	6	Costco Kohl’s Target Weis Markets	(2) 1/25/21 (2) 11/30/20

Red Rose Commons (5) Lancaster, PA	50%	1998	1998	9	Home Depot Weis Markets	(2) (2)

Whitehall Mall (5) Allentown, PA	50%	1964	1964/1998	9	Bed, Bath & Beyond Kohl’s Sears	1/31/10 3/9/17 9/18/11
STRIP CENTERS
Crest Plaza Shopping Center Allentown, PA	100%	1964	1959/2003	4	Target Weis Market	(2) 10/31/14

The Commons at Magnolia Florence, SC	100%	1999	1991/2002	5	Bed, Bath & Beyond Goody’s Target	1/31/13 5/31/12 (2)

Springfield Park Springfield, PA	50%	1997/1998	1997/1998	9	Bed, Bath & Beyond LA Fitness Target	1/31/09 3/31/17 (2)

(1)	Does not include 108,100 sf at Westgate Anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010.
(2)	Space is not owned by PREIT.
(3)	Properties are subject to a ground lease.
(4)	The Gallery at Market East is a consolidation of Gallery at Market East I and Gallery at Market East II.
(5)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	June 30, 2007				December 31, 2006
	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total
ASSETS
Investments in real estate, at cost
Operating properties	$2,938,449	$183,349	$—	$3,121,798	$2,909,862	$183,552	$—	$3,093,414
Construction in progress	265,429	13,825	—	279,254	216,892	3,670	—	220,562
Land held for development	5,616	170	—	5,786	5,616	166	—	5,782
Other properties	1,339	—	—	1,339	—	—	1,339	1,339

TOTAL INVESTMENTS IN REAL ESTATE	3,210,833	197,344	—	3,408,177	3,132,370	187,388	1,339	3,321,097
Accumulated depreciation	(351,016)	(42,166)		(393,182)	(306,893)	(39,188)	—	(346,081)

Net investments in real estate	2,859,817	155,178	—	3,014,995	2,825,477	148,200	1,339	2,975,016

Investments in partnerships, at equity	37,883	(37,883)	—	—	38,621	(38,621)	—	—
Other assets:
Cash and cash equivalents	9,829	2,749	—	12,578	15,808	2,919	—	18,727
Rents and other receivables (2)	41,318	9,830	—	51,148	46,065	9,861	—	55,926
Assets held for sale	—	—	—	—	1,401	—	(1,339)	62
Intangible assets, net	120,335	1,025	—	121,360	139,117	1,191	—	140,308
Deferred costs and other assets, net of accumulated amortization	106,113	8,287	—	114,400	79,120	8,733	—	87,853

TOTAL OTHER ASSETS	315,478	(15,992)	—	299,486	320,132	(15,917)	(1,339)	302,876

TOTAL ASSETS	$3,175,295	$139,186	$—	$3,314,481	$3,145,609	$132,283	$—	$3,277,892

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,654,728	$189,020	$—	$1,843,748	$1,572,908	$189,940	$—	$1,762,848
Debt premium on mortgage notes payable	20,065	—	—	20,065	26,663	—	—	26,663
Exchangeable notes	287,500	—	—	287,500	—	—	—	—
Credit Facility	35,000	—	—	35,000	332,000	—	—	332,000
Notes payable	1,148	—	—	1,148	1,148	—	—	1,148
Distributions in excess of partnership investments	60,073	(60,073)	—	—	63,439	(63,439)	—	—
Liabilities related to assets held for sale	19	—	—	19	34	—	—	34
Other liabilities	105,282	10,239	—	115,521	105,754	5,782	—	111,536

TOTAL LIABILITIES	2,163,815	139,186	—	2,303,001	2,101,946	132,283	—	2,234,229

Minority interest	69,231	—	—	69,231	114,363	—	—	114,363

Shareholders’ equity:
Shares of beneficial interest at $1 par	38,714	—	—	38,714	36,947	—	—	36,947
Preferred shares at $0.01 par	25	—	—	25	25	—	—	25
Capital contributed in excess of par	949,742	—	—	949,742	917,322	—	—	917,322
Accumulated other comprehensive income	22,783	—	—	22,783	7,893	—	—	7,893
Distributions in excess of net income	(69,015)	—	—	(69,015)	(32,887)	—	—	(32,887)

TOTAL SHAREHOLDERS’ EQUITY	942,249	—	—	942,249	929,300	—	—	929,300

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$3,175,295	$139,186	$—	$3,314,481	$3,145,609	$132,283	$—	$3,277,892

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $23.5 million ($20.3 million wholly owned, $3.2 million partnership) and $22.6 million ($19.4 million wholly owned, $3.2 million partnership) for June 30, 2007 and December 31, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	June 30, 2007				December 31, 2006
	Malls	Power and Strip Centers	Corporate and Other Development Properties	Total	Malls	Power and Strip Centers	Corporate and Other Development Properties	Total
ASSETS
Investments in real estate:
Investments in real estate, at cost	$2,837,525	$278,409	$12,989	$3,128,923	$2,808,939	$278,202	$13,394	$3,100,535
Construction in progress	157,971	41	121,242	279,254	117,871	(8)	102,699	220,562
Accumulated depreciation	(330,665)	(61,524)	(993)	(393,182)	(288,069)	(57,323)	(689)	(346,081)

Net investments in real estate	2,664,831	216,926	133,238	3,014,995	2,638,741	220,871	115,404	2,975,016

Other assets:
Cash	10,886	1,164	528	12,578	13,362	1,514	3,851	18,727
Rents and other receivables (2)	36,040	13,405	1,703	51,148	38,379	13,074	4,473	55,926
Assets held for sale	—	—	—	—	—	52	10	62
Intangible assets, net	109,556	—	11,804	121,360	128,503	—	11,805	140,308
Deferred costs and other assets, net of accumulated amortization	51,953	9,690	52,757	114,400	46,424	10,129	31,300	87,853

Total other assets	208,435	24,259	66,792	299,486	226,668	24,769	51,439	302,876

TOTAL ASSETS	$2,873,266	$241,185	$200,030	$3,314,481	$2,865,409	$245,640	$166,843	$3,277,892

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,752,440	$91,308	$—	$1,843,748	$1,670,436	$92,412	$—	$1,762,848
Debt premium on mortgage notes payable	19,631	434	—	20,065	26,052	611	—	26,663
Exchangeable notes	—	—	287,500	287,500	—	—	—	—
Credit Facility	—	—	35,000	35,000	—	—	332,000	332,000
Notes payable	—	—	1,148	1,148	1,148	—	—	1,148
Liabilities related to assets held for sale	12	7	—	19	—	15	19	34
Other liabilities	58,134	6,352	51,035	115,521	56,468	2,962	52,106	111,536

TOTAL LIABILITIES	1,830,217	98,101	374,683	2,303,001	1,754,104	96,000	384,125	2,234,229

Minority interest	—	—	69,231	69,231	—	—	114,363	114,363

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	38,714	38,714	—	—	36,947	36,947
Preferred shares at $0.01 par	—	—	25	25	—	—	25	25
Capital contributed in excess of par	—	—	949,742	949,742	—	—	917,322	917,322
Accumulated other comprehensive income	—	—	22,783	22,783	—	—	7,893	7,893
Distributions in excess of net income	—	—	(69,015)	(69,015)	—	—	(32,887)	(32,887)
Net investment	1,043,049	143,084	(1,186,133)	—	1,111,305	149,640	(1,260,945)	—

TOTAL SHAREHOLDERS’ EQUITY	1,043,049	143,084	(243,884)	942,249	1,111,305	149,640	(331,645)	929,300

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$2,873,266	$241,185	$200,030	$3,314,481	$2,865,409	$245,640	$166,843	$3,277,892

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $23.5 million ($20.3 million wholly owned, $3.2 million partnership) and $22.6 million ($19.4 million wholly owned, $3.2 million partnership) for June 30, 2007 and December 31, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate

(in thousands)

	June 30, 2007				December 31, 2006
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$59,176	$2,898	$8,837	$53,237	$58,490	$1,024	$7,745	$51,769
Capital City Mall	93,027	35	9,399	83,663	91,929	203	7,703	84,429
Chambersburg Mall	36,306	—	3,712	32,594	36,269	—	3,166	33,103
Cherry Hill Mall	210,305	30,927	21,922	219,310	210,153	21,319	19,115	212,357
Crossroads Mall	33,450	—	4,135	29,315	33,441	—	3,500	29,941
Cumberland Mall	57,837	—	3,102	54,735	56,338	1,072	2,409	55,001
Dartmouth Mall	60,917	5	17,842	43,080	60,692	70	16,487	44,275
Exton Square	145,824	28	14,603	131,249	145,590	27	12,930	132,687
Francis Scott Key Mall	69,843	48	6,787	63,104	67,712	240	5,583	62,369
Gadsden Mall	52,104	10	3,007	49,107	51,636	—	2,349	49,287
The Gallery at Market East	78,700	28,136	7,859	98,977	78,426	26,243	6,768	97,901
Jacksonville Mall	68,474	2,121	7,163	63,432	68,123	77	6,128	62,072
Logan Valley Mall	93,271	—	11,164	82,107	93,042	—	9,560	83,482
Lycoming Mall	71,529	153	6,288	65,394	70,370	1,511	5,022	66,859
Magnolia Mall	80,201	1,603	13,767	68,037	67,429	4,684	12,705	59,408
Moorestown Mall	77,276	1,965	12,230	67,011	77,025	217	10,873	66,369
New River Valley Mall	52,389	2,685	4,052	51,022	40,918	9,064	2,979	47,003
Nittany Mall	41,836	—	4,413	37,423	41,708	—	3,735	37,973
North Hanover Mall	30,992	5,940	3,319	33,613	30,049	445	2,782	27,712
Orlando Fashion Square	112,459	343	7,804	104,998	112,113	204	6,232	106,085
Palmer Park Mall	33,847	—	9,095	24,752	33,847	—	8,616	25,231
Patrick Henry Mall	137,473	—	13,460	124,013	136,694	207	10,876	126,025
Phillipsburg Mall	51,593	57	5,030	46,620	50,900	430	4,296	47,034
Plymouth Meeting Mall	63,042	26,669	9,702	80,009	62,978	21,851	8,555	76,274
The Mall at Prince Georges	99,214	37	20,415	78,836	97,788	679	18,649	79,818
Schuylkill Mall	—	—	—	—	8,411	—	1,062	7,349
South Mall	28,700	—	2,838	25,862	28,589	15	2,418	26,186
Uniontown Mall	36,556	—	4,592	31,964	36,337	—	3,904	32,433
Valley Mall	87,372	432	10,263	77,541	86,977	268	8,792	78,453
Valley View Mall	66,214	—	6,123	60,091	65,884	28	5,177	60,735
Viewmont Mall	82,934	272	7,202	76,004	81,753	264	6,024	75,993
Voorhees Town Center	10,415	20,454	2,708	28,161	16,634	5,746	4,149	18,231
Washington Crown Center	41,811	—	6,763	35,048	41,581	—	5,843	35,738
Westgate Anchor Pad	3,450	—	—	3,450	3,450	—	—	3,450
Willow Grove Park	178,611	19,724	25,045	173,290	177,536	18,664	22,357	173,843
Wiregrass Mall	38,262	32	3,812	34,482	38,255	42	3,271	35,026
Woodland Mall	178,905	7	8,573	170,339	178,296	—	5,660	172,636
Wyoming Valley Mall	100,143	799	8,924	92,018	98,700	577	7,325	91,952

Total Consolidated Malls	2,764,458	145,380	315,950	2,593,888	2,736,063	115,171	274,745	2,576,489

Unconsolidated Malls
Lehigh Valley Mall	18,846	12,483	11,180	20,149	18,741	2,610	10,824	10,527
Springfield Mall	54,221	108	3,535	50,794	54,135	90	2,500	51,725

Total Unconsolidated Malls	73,067	12,591	14,715	70,943	72,876	2,700	13,324	62,252

TOTAL MALLS	$2,837,525	$157,971	$330,665	$2,664,831	$2,808,939	$117,871	$288,069	$2,638,741

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (continued)

(in thousands)

	June 30, 2007				December 31, 2006
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Power Centers/Strips
Christiana Power Center	$40,935	$—	$8,226	$32,709	$40,935	$—	$7,656	$33,279
Creekview Shopping Center	19,098	—	5,147	13,951	19,098	—	4,689	14,409
Crest Plaza	16,238	41	3,463	12,816	16,238	(9)	3,139	13,090
The Commons at Magnolia	10,034	—	2,320	7,714	9,724	—	2,131	7,593
Northeast Tower Center	33,630	—	5,413	28,217	33,748	—	5,119	28,629
Paxton Towne Centre	54,056	—	10,249	43,807	54,056	1	9,414	44,643

Total Consolidated Power Centers/Strips	173,991	41	34,818	139,214	173,799	(8)	32,148	141,643

Unconsolidated Power Centers/Strips
Metroplex Shopping Center	42,024	—	9,884	32,140	42,024	—	9,113	32,911
The Court at Oxford Valley	27,737	—	6,452	21,285	27,735	—	6,151	21,584
Red Rose Commons	11,934	—	2,448	9,486	11,934	—	2,290	9,644
Whitehall Mall	15,664	—	6,923	8,741	15,664	—	6,684	8,980
Springfield Park	7,059	—	999	6,060	7,046	—	937	6,109

Total Unconsolidated Power Centers/Strips	104,418	—	26,706	77,712	104,403	—	25,175	79,228

TOTAL POWERS AND STRIP CENTERS	$278,409	$41	$61,524	$216,926	$278,202	$(8)	$57,323	$220,871

Development Properties
Lacey Retail Center	$—	$28,904	$—	$28,904	$—	$21,945	$—	$21,945
New Garden Town Center	—	36,496	—	36,496	—	34,793	—	34,793
New River Valley Retail Center	—	18,241	—	18,241	—	5,707	—	5,707
Springhills	—	27,834	—	27,834	—	26,086	—	26,086
Monroe Marketplace	—	7,312	—	7,312	—	6,313	—	6,313
The Plaza at Magnolia	—	1,221	—	1,221	—	6,885	—	6,885

Total Development Properties	—	120,008	—	120,008	—	101,729	—	101,729

Unconsolidated Development Properties
Pavilion at Market East	5,864	1,234	745	6,353	6,273	970	689	6,554

Total Unconsolidated Development Properties	5,864	1,234	745	6,353	6,273	970	689	6,554

Other Properties
P&S Building	1,339	—	248	1,091	1,339	—	—	1,339
Land held for development - consolidated	5,616	—	—	5,616	5,616	—	—	5,616
Land held for development - unconsolidated	170	—	—	170	166	—	—	166

Total Other Properties	$7,125	$—	$248	$6,877	$7,121	$—	$—	$7,121

TOTAL INVESTMENT IN REAL ESTATE	$3,128,923	$279,254	$393,182	$3,014,995	$3,100,535	$220,562	$346,081	$2,975,016

CONSOLIDATED PROPERTIES	$2,945,404	$265,429	$351,016	$2,859,817	$2,916,817	$216,892	$306,893	$2,826,816
UNCONSOLIDATED PROPERTIES	183,519	13,825	42,166	155,178	183,718	3,670	39,188	148,200

TOTAL INVESTMENT IN REAL ESTATE	$3,128,923	$279,254	$393,182	$3,014,995	$3,100,535	$220,562	$346,081	$2,975,016

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of June 30, 2007

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’S INVESTMENT	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
ENCLOSED MALL	(in millions)	(in millions)
Beaver Valley Mall Monaca, PA	$9.2	$4.9	9.4%	2006	2007
A 45,000 square foot Dick’s Sporting Goods, consisting of 28,000 square feet of existing in-line space and 17,000 square feet of new GLA will open in August 2007.

Francis Scott Key Mall Frederick, MD	4.9	4.6	8.0%	2006	2007
An in-line 27,000 square foot Barnes & Noble opened at the mall in April 2007, consisting of 5,000 square feet of new GLA and 22,000 square feet of existing mall GLA.

Lycoming Mall Pennsdale, PA	18.1	13.9	10.6%	2006	2007
Added a Best Buy outparcel of 20,000 square feet and a net increase of 23,000 square feet of in-line GLA consisting of a 45,000 square foot Dick’s Sporting Goods, a 22,000 square foot Borders and a 17,000 square foot Old Navy which are occupying new GLA and 61,000 square feet of existing in-line GLA. The redevelopment has increased property GLA by a net amount of 43,000 square feet and also will include a cosmetic renovation that is expected to be completed in 2007.

Magnolia Mall Florence, SC	18.5	14.5	9.5%	2006	2007
A 28,000 square foot Barnes & Noble, consisting of 15,000 square feet of existing GLA and 13,000 square feet of new GLA will open as in-line space adjacent to Belk’s in August 2007. Dick’s Sporting Goods opened a 45,000 square foot store between JC Penney and Sears in April 2007. The net increase in property GLA is 58,000 square feet. We will also complete a mall renovation in conjunction with the redevelopment.

New River Valley Mall Christiansburg, VA	26.0	24.3	8.1%	2005	2007
Regal Cinemas relocated and expanded into a free-standing 14 screen theater for an incremental 27,000 square feet that opened in May 2007; added a 45,000 square foot Dick’s Sporting Goods in a combination of small shop space and vacant anchor space for a net decrease in GLA of 9,000 square feet; added a 6,000 square foot Red Robin restaurant; added 23,000 square foot Community College (turned over in July 2007 for an August 2007 opening). We are also adding 3,000 square feet of food court space. The net increase in property GLA is approximately 50,000 square feet. We have also completed a mall renovation in conjunction with the redevelopment.

Jacksonville Mall Jacksonville, NC	4.0	2.3	8.0%	2007	2008
Includes the addition of a 28,000 Barnes & Noble via the absorption of 15,000 square feet of existing inline space and 13,000 incremental square feet.

Lehigh Valley Mall Allentown, PA	21.5	5.7	8.6%	2006	2008
A 140,000 square foot Lifestyle addition, including a 30,000 square foot Barnes & Noble, will be added with shops and restaurants. A 10,000 square foot Chi-Chi’s was demolished as part of this project. The net increase in total property GLA is 130,000 square feet. We expect approximately 110,000 square feet to open in 2007 and the remaining 30,000 square feet to open in 2008.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of June 30, 2007 (continued)

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’S INVESTMENT	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
ENCLOSED MALL (continued)	(in millions)	(in millions)
Moorestown Mall Moorestown, NJ	$13.7	$1.9	8.2%	2007	2008
A 16,000 square foot Lane Furniture is under construction through the reabsorption of 16,000 square feet of vacant GLA. We will also add a 15,000 square foot Eastern Mountain Sports to the mall through the reabsorption of 11,000 square feet of existing GLA and the addition of 4,000 square feet of GLA . We will add a Pei Wei restaurant of 3,000 square feet and also expect to add an additional 3,000 square foot outparcel restaurant. We also plan to update entrances and facades. The net increase in total property GLA will be approximately 10,000 square feet.

North Hanover Mall Hanover, PA	35.1	6.8	7.8%	2007	2008
Includes the demolition of the former 70,000 square foot Bon-Ton anchor and the absorption of 12,000 square feet of existing in-line space to create a 172,000 square foot Boscov’s, for an incremental increase in square footage of 90,000. This project also consists of the addition of a 50,000 square foot Dick’s Sporting Goods in the former 63,000 square feet Black Rose Antiques location. Black Rose now occupies 15,000 square feet of previously vacant space for a net decrease in GLA of 13,000. The net increase in total property GLA will be approximately 77,000 square feet.

Plymouth Meeting Mall Plymouth Meeting, PA	83.9	26.7	8.6%	2007	2008
A planned 142,000 square foot addition is expected to include a 65,000 square foot Whole Foods Market, 39,000 square feet of retail GLA, four themed restaurants totaling 34,000 square feet and a 4,000 square foot bank outparcel.

Willow Grove Park Willow Grove, PA	38.7	19.7	6.7%	2007	2008
The former 229,000 square foot Strawbridge’s is expected to be replaced by a 194,000 square foot Boscov’s and a 21,000 square foot Lifestyle addition, which will include restaurants and other retailers.

Cherry Hill Mall Cherry Hill, NJ	197.7	30.9	7.1%	2007	2009
Includes the demolition of the former 262,000 square foot Strawbridge’s and the addition of a two-level, 138,000 square foot Nordstrom; Crate & Barrel and The Container Store on two outparcels totaling 59,000 square feet; 72,000 square feet from a combination of a Bistro Row and parking deck restaurants; and 88,000 square feet of new in-line retail space in the old food court and Strawbridge’s area. Nordstrom is expected to occupy a portion of the former Strawbridge’s location and is scheduled to open in the spring of 2009. The net increase in total property GLA is 95,000 square feet.

MIXED USE
Voorhees Town Center (Formerly Echelon Mall) Voorhees, NJ	60.7	16.5	9.7%	2007	2008
Includes a reduction in mall GLA by 470,000 square feet to 654,000 square feet and the addition of 131,000 square feet of town center retail space, a 65,000 square foot supermarket and 26,000 square feet of outparcel space for a net reduction in retail GLA of 248,000 square feet. A total of 425 residential units are expected to be constructed by our ground lessee and its affiliates.
Total Redevelopment Activity	$532.0	$172.7	8.0%

Pennsylvania Real Estate Investment Trust

Development Property Summary as of June 30, 2007

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA	PREIT’s PROJECTED SHARE OF COST	PREIT’s INVESTMENT	EXPECTED STABILIZED NOI CAP	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
POWER CENTERS	(sq ft) (1)	(in millions)	(in millions)
The Plaza at Magnolia Florence, SC	250,000	$18.9	$18.4	N/A	2006	2007	98%	98%
A power center is under construction near the Magnolia Mall with Home Depot and Kohl’s as anchors. The Home Depot, Longhorn Steakhouse, Olive Garden and Chili’s parcels were sold in 2006 and the Kohl’s parcel was sold in the second quarter of 2007. The remaining 6,000 square feet of retail space is under negotiation for build-to-suit tenant(s) and subsequent sale of parcels in 2008. PREIT’s share of cost listed above is the gross cost before reimbursements and proceeds from any other sales.

Lacey Retail Center (2) Lacey Township, NJ	276,000	38.6	28.9	6.2%	2006	2008	56%	0%
A retail shopping center will be anchored by an approximately 133,000 square foot Home Depot. The balance of the center is comprised of in-line stores and outparcels, including a 20,000 square foot Staples.

New River Valley Retail Center Christiansburg, VA	163,000	29.2	18.2	8.1%	2006	2008	100%	0%
The power center adjacent to the existing New River Valley Mall is under construction. Best Buy, Bed Bath & Beyond, Ross, PetSmart, Old Navy, Staples, Olive Garden, Panera Bread, Shoe Carnival and Banfield, The Pet Hospital are expected to be tenants in the new center.

Monroe Marketplace Selinsgrove, PA	717,000	61.6	7.3	8.9%	2007	2008	0%	0%
A 717,000 square foot power center is expected to be developed.

MIXED USE
New Garden Town Center New Garden Township, PA	715,000	82.1	36.5	9.4%	2008	2009	0%	0%
The planned development includes retail and mixed use components.

Springhills Gainesville, FL	TBD	TBD	27.8	TBD	TBD	TBD	0%	0%
540 acres of land were acquired in 2006. Site development is subject of litigation commenced by the Company in June 2007 following action by the Alachua County Board of Supervisors refusing to authorize the Company’s development plans.

OTHER
Pavilion at Market East (4) Philadelphia, PA	TBD	TBD	1.2	TBD	TBD	TBD	N/A	0%
TBD

Valley View Downs(3) South Beaver Township, PA	300,000	10.0	1.3	(3)	TBD	TBD	N/A	0%
PREIT’s anticipated role would be to serve as landlord and manage the development of a harness racetrack and a casino accommodating up to 3,000 slot machines on an approximately 208 acre property.
Total Development Activity (5)	2,421,000	$240.4	$139.6	8.5%

(1)	GLA includes tenants that purchased their respective land; therefore, the % leased and occupied will also include these tenants.
(2)	Home Depot is expected to open in 4Q07 with the balance of the shopping center opening in 2008.
(3)

Our acquisition of the site and the construction of the racetrack require the issuance to Valley View Downs (an unaffiliated entity) (“Valley View”) of the sole remaining unissued harness racetrack license in Pennsylvania. The construction of the casino requires the issuance of a gaming license to Valley View. Valley View was one of two applicants for the racing license. In November 2005, the Harness Racing Commission issued an order denying award of the racing license to either applicant. In December 2005, Valley View filed a motion for reconsideration with the Commission. In addition, Valley View filed an appeal of the ruling in the Pennsylvania Commonwealth Court. In June 2006, the Commonwealth Court affirmed the denial of the license to Valley View. In June and July 2006, Valley View and the Commission filed appeals with the Supreme Court of Pennsylvania. The matter was heard by the Supreme Court on April 17, 2007. In July, the Court issued a decision that will allow Valley View to submit a new application to the Commission. We are unable to predict whether Valley View will be issued the racing license or the gaming license.

(4)	The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.
(5)	Total does not include TBD amounts.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended June 30, 2007			Six months ended June 30, 2007
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement	$38,443	$3,126	$41,569	$59,533	$9,891	$69,424
New development projects	16,961	3	16,964	28,086	4	28,090
Renovation with no incremental GLA	323	—	323	2,438	—	2,438
Tenant allowances	3,450	7	3,457	5,284	15	5,299
Recurring capital expenditures:
CAM expenditures	1,883	39	1,922	2,350	43	2,393
Non-CAM expenditures	1,021	50	1,071	1,087	148	1,235

Total recurring capital expenditures	2,904	89	2,993	3,437	191	3,628

Total	$62,081	$3,225	$65,306	$98,778	$10,101	$108,879

Pennsylvania Real Estate Investment Trust

Debt Analysis as of June 30, 2007

(in thousands)

Outstanding Debt (1)

	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated Mortgage Notes Payable	$1,674,793	76.6%	$—	0.0%	$1,674,793	76.6%
Unconsolidated Mortgage Notes Payable	71,944	3.3%	117,076	5.3%	189,020	8.6%
Corporate Notes Payable	1,148	0.1%	—	0.0%	1,148	0.1%
Exchangeable Notes	287,500	13.1%	—	0.0%	287,500	13.1%
Credit Facility	—	0.0%	35,000	1.6%	35,000	1.6%

TOTAL OUTSTANDING DEBT	$2,035,385	93.1%	$152,076	6.9%	$2,187,461	100.0%

AVERAGE INTEREST RATE	5.94%		6.19%		5.96%

(1) Includes debt premium

Average Debt Balance

		Mortgage Debt (1)	REMIC (2)	Total Mortgages	Credit Facility	Exchangeable Notes	Corporate Notes Payable	TOTAL
Beginning Balance	3/31/2007	$1,293,928	$429,118	$1,723,046	$425,000	$—	$1,148	$2,149,194
Credit Facility Paydown, net		—	—	—	(390,000)	—	—	(390,000)
Mall at Prince Georges Financing		150,000	—	150,000	—	—	—	150,000
Exchangeable Note Financing		—	—	—	—	287,500	—	287,500
Debt Amortization (3)		(4,509)	(4,724)	(9,233)	—	—	—	(9,233)

Ending Balance	6/30/2007	$1,439,419	$424,394	$1,863,813	$35,000	$287,500	$1,148	$2,187,461

Weighted Average Balance		$1,363,379	$427,546	$1,790,925	$207,121	$157,967	$1,148	$1,998,046

(1)	Includes debt premium.
(2)	The REMIC is a first mortgage loan that has a final maturity date of September 10, 2008 and is secured by a portfolio of 15 properties at an interest rate of 7.43% per annum.
(3)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Exchangeable Notes	Corporate Notes Payable	Total Debt
2007	$12,487	$6,251	$117,077	$—	$—	$1,148	$136,963
2008	24,064	9,789	511,693	—	—	—	545,546
2009	16,072	1,283	62,434	35,000	—	—	114,789
2010	17,069	1,174	1,412	—	—	—	19,655
2011	17,491	1,152	44,788	—	—	—	63,431
2012	14,886	416	306,580	—	287,500	—	609,382
2013	9,904	—	110,458	—	—	—	120,362
Thereafter	19,501	—	557,832	—	—	—	577,333

	$131,474	$20,065	$1,712,274	$35,000	$287,500	$1,148	$2,187,461

(1)	The weighted average period to mortgage maturity is 4.83 years. Excludes debt premium.

Interest Rate Hedging Instruments
Type	Notional Amount	Blended Rate	Latest Settlement Date
10 Year Forward Starting Swaps	$250,000	4.80%	12/10/2008
10 Year Forward Starting Swaps	$150,000	5.36%	12/10/2008

Pennsylvania Real Estate Investment Trust

Debt Schedule as of June 30, 2007

(in thousands)

	Proportionate Share(1)			Stated Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
	Mortgage Debt	Debt Premium	Total
Fixed Rate Mortgage Debt
Beaver Valley Mall	$45,563	$—	$45,563	7.36%	7.36%	$3,972	$42,266	2012
Capital City Mall	51,313	3,916	55,229	7.61%	5.50%	4,603	47,843	2012
Chambersburg Mall (2)	17,757	496	18,253	7.43%	4.99%	1,763	17,200	2008
Cherry Hill Mall	195,361	—	195,361	5.42%	5.42%	13,510	177,689	2012
Crossroads Mall	12,878	193	13,071	7.39%	5.75%	1,191	12,647	2008
Cumberland Mall - 1st Mortgage	42,560	1,862	44,422	6.50%	5.40%	3,413	38,782	2012
Cumberland Mall - 2nd Mortgage	3,340	—	3,340	5.00%	5.00%	206	—	2017
Dartmouth Mall	65,723	—	65,723	4.95%	4.95%	4,484	57,594	2013
Exton Square	95,112	2,293	97,405	6.95%	5.00%	8,102	93,034	2008
Francis Scott Key Mall (2)	31,075	868	31,943	7.43%	4.99%	3,085	30,099	2008
Jacksonville Mall (2)	23,973	669	24,642	7.43%	4.99%	2,380	23,219	2008
Logan Valley Mall (2)	50,609	1,415	52,024	7.43%	4.99%	5,024	49,018	2008
Lycoming Mall (2)	31,075	868	31,943	7.43%	4.99%	3,084	30,099	2008
Magnolia Mall	64,300	—	64,300	5.33%	5.33%	4,413	54,965	2015
Metroplex Shopping Center	30,869	—	30,869	7.25%	7.25%	2,681	28,785	2011
Moorestown Mall	60,324	—	60,324	4.95%	4.95%	4,115	52,863	2013
New River Valley Mall (2)	15,094	422	15,516	7.43%	4.99%	1,498	14,619	2008
Nittany Mall (2)	26,636	744	27,380	7.43%	4.99%	2,644	25,799	2008
North Hanover Mall (2)	17,757	496	18,253	7.43%	4.99%	1,763	17,199	2008
Northeast Tower Center (2)	15,538	434	15,972	7.43%	4.99%	1,542	15,049	2008
The Court at Oxford Valley	19,538	—	19,538	8.02%	8.02%	2,319	16,003	2011
Palmer Park Mall	16,483	—	16,483	6.77%	6.77%	1,661	15,674	2009
Patrick Henry Mall (2)	44,838	1,253	46,091	7.43%	4.99%	4,451	43,428	2008
Pavilion East Associates - PIDC Loan	510	—	510	6.00%	6.00%	62	—	2018
Phillipsburg Mall (2)	26,636	744	27,380	7.43%	4.99%	2,644	25,799	2008
The Mall at Prince Georges	150,000	—	150,000	5.51%	5.51%	8,270	150,000	2017
Red Rose Commons	12,977	—	12,977	7.66%	7.66%	1,220	12,425	2009
Springfield Park	1,615	—	1,615	7.79%	7.79%	203	1,412	2010
South Mall (2)	13,318	372	13,690	7.43%	4.99%	1,322	12,899	2008
Uniontown Mall (2)	21,309	595	21,904	7.43%	4.99%	2,115	20,639	2008
Valley Mall	90,000	—	90,000	5.49%	5.49%	5,014	78,835	2016
Valley View Mall	35,601	267	35,868	6.15%	5.75%	2,773	34,335	2009
Viewmont Mall (2)	26,636	744	27,380	7.43%	4.99%	2,644	25,799	2008
Whitehall Mall	6,435	—	6,435	6.77%	6.77%	641	6,129	2008
Willow Grove Park	156,810	—	156,810	5.65%	5.65%	11,083	133,548	2015
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	2016
Wyoming Valley Mall (2)	50,609	1,414	52,023	7.43%	4.99%	5,024	49,018	2008

Total Fixed Rate Mortgage Debt	1,726,672	20,065	1,746,737	6.27%	5.46%	133,316	1,595,196

Variable Rate Mortgage Debt
Lehigh Valley Mall	75,000	—	75,000	5.88%	5.88%	4,410	75,000	2007
Pavilion East Associates - Mortgage	3,826	—	3,826	8.50%	8.50%	430	3,826	2007
Springfield Mall	38,250	—	38,250	6.42%	6.42%	2,456	38,250	2007

Total Variable Rate Mortgage Debt	117,076	—	117,076	6.14%	6.14%	7,296	117,076

Total Mortgage Debt	$1,843,748	$20,065	$1,863,813	6.26%	5.51%	$140,612	$1,712,272

CONSOLIDATED MORTGAGES	$1,654,728	$20,065	$1,674,793	6.21%	5.38%	$126,190	$1,530,442
UNCONSOLIDATED MORTGAGES	189,020	—	189,020	6.66%	6.66%	14,422	181,830
CORPORATE NOTES	1,148	—	1,148	0.00%	0.00%	—	—
EXCHANGEABLE NOTES	287,500	—	287,500	4.00%	4.00%	11,500	287,500
CREDIT FACILITY	35,000	—	35,000	6.37%	6.37%	2,230	—

Total	$2,167,396	$20,065	$2,187,461	5.96%	5.32%	$142,841	$1,999,772

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	Mortgage Debt represents the properties’ allocated portion of the REMIC.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Barclays Global Investors, NA	2,636,449
ING Clarion Real Estate Securities	2,634,353
Vanguard Group, Inc.	2,303,972
Goldman Sachs Asset Management (New York)	1,977,906
Nomura Asset Management Co., Ltd.	1,433,700
State Street Global Advisors (U.S.)	1,056,539
J.P. Morgan Investment Management Inc. (New York)	922,719
RREEF Real Estate Securities Advisors, L.P.	894,938
Perkins, Wolf, McDonnell & Company, LLC	760,000
Goldman Sachs & Company, Inc.	705,304

TOTAL of Ten Largest Institutional:	15,325,880
TOTAL of all Institutional Holders:	29,352,313
Ten Largest as % of Total Institutional:	52.2%

(1)	Based on 13F and 13G filings as of 3/31/2007 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2006
Institutional (1)	29,352,313	70.8%	27,237,603
Retail (2)	7,109,770	17.2%	9,195,771
Insiders (3)	4,965,503	12.0%	4,811,556

TOTAL	41,427,586	100.0%	41,244,930

(1)	Based on 13F and 13G filings as of 3/31/2007 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of March 31, 2007 (Shares and O.P. Units only). Excludes 330,000 exercisable options. See proxy statement dated April 20, 2007 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”).

Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares, which may not be comparable to Funds From Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not include gains or losses on sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises.

We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above and below market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.